                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-37306) of Canyon Resources Corporation of our report dated March 14, 2002, except for Note 19, as to which the date is March 29, 2002 relating to the financial statements, which appears in this Annual Report on Form 10-K.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
April 1, 2002